BLACKROCK SERIES, INC.

BlackRock International Fund

(the “Fund”)

Supplement dated November 2, 2023 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated September 28, 2023, as supplemented to date

Effective November 2, 2023, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock International Fund — Portfolio Manager” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock International Fund — Portfolio Manager” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Gareth Williams, CFA	2011	Director of BlackRock, Inc.
Sophie Steel	2023	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Manager of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Gareth Williams, CFA and Sophie Steel are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Gareth Williams, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Director of BlackRock, Inc. since 2013; Vice President of BlackRock, Inc. from 2010 to 2012; Associate of BlackRock, Inc. from 2008 to 2009.
Sophie Steel	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2023	Director of BlackRock, Inc. since 2021; Vice President of BlackRock, Inc. from 2018 to 2020; Associate of BlackRock, Inc. from 2015 to 2017; Analyst of BlackRock, Inc. from 2012 to 2014; UK Government / Academia from 2009 to 2011.

Shareholders should retain this Supplement for future reference.